UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     January 17, 2006
LSB BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One LSB Plaza, Lexington, North Carolina	27292
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code     (336) 248-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On January 17, 2006, the three members of the Board of Directors of LSB Bancshares, Inc. whose terms of office expire at the Company’s 2006 Annual Meeting of Shareholders informed the Board of Directors that they have decided not to stand for reelection at that meeting. The Board of Directors subsequently issued a press release on January 20, 2006 announcing this fact and announcing the nominees selected by the Board of Directors to be considered by the shareholders for election to the Board of Directors at the Company’s 2006 Annual Meeting of Shareholders. A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.
99.1	Press release issued by LSB Bancshares, Inc. on January 20, 2006, is furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB BANCSHARES, INC.

Dated: January 25, 2006	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman, President and Chief Executive Officer